April 11, 2014

Summary
Prospectus

Established Value Fund

Class A  VETAX

Class I  VEVIX

Class R  GETGX

Class R6  VEVRX

Class Y  VEVYX

Before you invest, you may want to review the Fund's Statutory Prospectus and Statement of Additional Information, both of which are dated April 11, 2014 and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.

You can find the Fund's Prospectus and other information about the Fund online at www.VictoryFunds.com.

You may also obtain this information at no cost by calling (800) 539-3863 or by sending an e-mail request to VictoryMail@VCM.com.

You may also obtain this information at no cost from your financial intermediary.

VictoryMail@VCM.com
800-539-FUND

(800-539-3863)

Established Value Fund Summary

Investment Objective

The investment objective of the Fund is long-term capital growth by investing primarily in common stocks.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your Investment Professional and in Investing with Victory on page 46 of the Fund's Prospectus and in Additional Purchase, Exchange and Redemption Information on page 42 of the Fund's Statement of Additional Information (SAI).

Shareholder Fees (paid directly from your investment)	Class A	Class I	Class R	Class R6[1]	Class Y
Maximum Sales Charge Imposed on Purchases (load) (as a percentage of offering price)	5.75%	NONE	NONE	NONE	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE [2]	NONE	NONE	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.47%	0.47%	0.47%	0.47%	0.47%
Distribution (12b-1) Fees	0.25%	0.00%	0.50%	0.00%	0.00%
Other Expenses	0.32%	0.20%	0.25%	0.24%	0.57%
Acquired Fund Fees and Expenses[3]	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.05%	0.68%	1.23%	0.72%	1.05%
Fee Waiver/Expense Reimbursement	(0.00)%	(0.00)%	(0.00)%	(0.08)%	(0.21)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.05%	0.68%	1.23%	0.64%[4]	0.84%[4]

1Expenses for Class R6 shares are estimated for the current fiscal year because Class R6 shares are new as of the date of this prospectus.

2A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase. For additional information, see 'Choosing a Share Class' beginning on page 51 of the Fund's Prospectus.

3Acquired Fund Fees and Expenses are fees and expenses of investment companies in which the Fund invests which are indirectly incurred by the Fund and are not included in the Fund's Financial Highlights disclosed later in this Prospectus. Therefore, the Total Annual Fund Operating Expenses stated above do not correlate to the ratio of expenses to average net assets that appears in the Fund's Financial Highlights. The impact of the Acquired Fund Fees and Expenses are included in the total returns of the Fund.

4The Adviser has contractually agreed to waive its management fee and/or to reimburse expenses so that the total annual operating expenses (excluding Acquired Fund Fees and Expenses and certain items such as interest, taxes and brokerage commissions) of Class R6 and Class Y shares do not exceed 0.63% and 0.83%, respectively, until at least February 28, 2017. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment or reimbursement.

Established Value Fund Summary (continued)

Fund Fees and Expenses (continued)

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$676	$890	$1,121	$1,784
Class I	$69	$218	$379	$847
Class R	$125	$390	$676	$1,489
Class R6	$65	$205	$376	$871
Class Y	$86	$268	$515	$1,222

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 46% of the average value of its portfolio.

Established Value Fund Summary (continued)

Principal Investment Strategy

The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of companies with market capitalizations, at the time of purchase, within the range of companies comprising the Russell MidCap® Value Index. The Fund may invest a portion of its assets in equity securities of foreign companies traded on U.S. exchanges, including American and Global Depositary Receipts (ADRs and GDRs).

The Adviser invests in companies that it believes to be high quality based on criteria such as market share position, profitability, balance sheet strength, competitive advantages, management competence and the ability to generate excess cash flow. The Adviser uses a bottom-up investment process in conducting fundamental analysis to identify companies that have sustainable returns trading below the Adviser's assessment of intrinsic value and prospects for an inflection in business fundamentals that will enable the stock price to be revalued higher. The Adviser may sell a security if it believes the stock has reached its fair value estimate, if a more attractive opportunity is identified or if the fundamentals of the company deteriorate.

As of December 31, 2013, the Russell MidCap® Value Index included companies with approximate market capitalizations between $1 billion and $27 billion. The size of companies in the index changes with market conditions and the composition of the index.

For purposes of the Fund's investment strategy, "net assets" includes any borrowings for investment purposes.

There is no guarantee that the Fund will achieve its objective.

Principal Risks

The Fund's investments are subject to the following principal risks:

■  Value stocks may fall out of favor with investors and may underperform growth stocks in an up market. The intrinsic value of value stocks may never be fully recognized by the market or their price may decline.

■  Mid cap stocks may fall out of favor relative to stocks of larger or smaller companies.

■  The portfolio manager may not execute the Fund's principal investment strategy effectively.

■  A company's earnings may not increase as expected.

■  Foreign securities (including ADRs and GDRs) could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S.

Established Value Fund Summary (continued)

  companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts.

You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Established Value Fund Summary (continued)

Investment Performance

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table shows how the average annual total returns for Class A, Class I and Class R shares of the Fund, including applicable maximum sales charges, compare to those of the Russell MidCap® Value Index. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at VictoryFunds.com. Past performance information is not presented for Class R6 or Class Y shares as those share classes do not yet have a full calendar year of performance history.

Calendar Year Returns for Class R Shares

Highest/lowest quarterly results during this time period were:

Highest  20.87% (quarter ended September 30, 2009)

Lowest  -19.06% (quarter ended September 30, 2011)

Established Value Fund Summary (continued)

Average Annual Total Returns (For the Periods ended December 31, 2013)	1 Year	5 Years (or Life of Class)	10 Years
CLASS R
Before Taxes	34.16%	19.54%	10.84%
After Taxes on Distributions	31.93%	18.42%	9.48%
After Taxes on Distributions and Sale of Fund Shares	21.01%	15.85%	8.87%
CLASS A
Before Taxes	26.69%	18.33%	10.36%
CLASS I
Before Taxes	34.88%	16.75%[1]	N/A
INDEX
Russell MidCap® Value Index Index returns reflect no deduction for fees, expenses, or taxes.	33.46%	21.16%	10.25%

1Performance is from March 1, 2010, inception date of Class I shares.

Management of the Fund:

Investment Adviser

Victory Capital Management Inc.

Portfolio Managers

Gary H. Miller is a Chief Investment Officer (Small Cap Value and Mid Cap Value) of the Adviser and has been a Portfolio Manager of the Fund since 1998.

Jeffrey M. Graff is a Portfolio Manager of the Adviser and has been a Portfolio Manager of the Fund since 2007.

Gregory M. Conners is a Portfolio Manager of the Adviser and has been a Portfolio Manager of the Fund since 2002.

Established Value Fund Summary (continued)

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $250. We may reduce or waive the minimums in some cases.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined NAV after the Fund receives your request in good order.

Tax Information

The Fund's distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services for investments in all classes except Class R6. These payments may create a conflict of interest by influencing the financial intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

VF-ESTVL-SUMPRO (4/14)